Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities
Note 19. Commitments and Contingent Liabilities
(a)
Guarantees

Obligations for Equity Affiliates and Others
Chemours has directly guaranteed various obligations of customers, suppliers and other third parties. At December 31, 2015 and December 31, 2014, Chemours had directly guaranteed $8 and $41 of such obligations, respectively. These represent the maximum potential amount of future (undiscounted) payments that Chemours could be required to make under the guarantees in the event of default by the guaranteed parties. No amounts were accrued at December 31, 2015 and 2014.
Chemours assesses the payment and performance risk by assigning default rates based on the duration of the guarantees. These default rates are assigned based on the external credit rating of the counterparty or through internal credit analysis and historical default history for counterparties that do not have published credit ratings. For counterparties without an external rating or available credit history, a cumulative average default rate is used.
Operating Leases
Chemours uses various leased facilities and equipment in its operations. The terms for these leased assets vary depending on the lease agreement. Future minimum lease payments (including residual value guarantee amounts) under non-cancelable operating leases are $84, $73, $62, $53 and $36 for the years ended December 31, 2016, 2017, 2018, 2019 and 2020, respectively, and $38 for the years thereafter. Net rental expense under operating leases was $83, $75 and $62 during the years ended December 31, 2015, 2014 and 2013, respectively.

(b)
Asset Retirement Obligations

Chemours has recorded asset retirement obligations primarily associated with closure, reclamation and removal costs for mining operations related to the production of TiO2 in the Titanium Technologies segment. Chemours’ asset retirement obligation liabilities were $42 and $43 at December 31, 2015 and 2014, respectively. A summary of the changes in asset retirement obligations is as follows:
	Year Ended December 31,
	2015	2014
Beginning balance	$43	$42
Accretion expense	1	2
Additional liabilities incurred	—	1
Changes in estimated cash flows	—	—
Settlements/payments	(2)	(2)
Ending balance	$42	$43
Current portion	$1	$—
Non-current portion	$41	$43
(c)
Litigation

In addition to the matters discussed below, Chemours, by virtue of its status as a subsidiary of DuPont prior to the Distribution, is subject to or required under the separation-related agreements executed prior to the Distribution to indemnify DuPont against various pending legal proceedings arising out of the normal course of the Chemours business including product liability, intellectual property, commercial, environmental and antitrust lawsuits. It is not possible to predict the outcome of these various proceedings. Except for the PFOA litigation for which a separate assessment is provided in this Note, while management believes it is reasonably possible that Chemours could incur losses in excess of the amounts accrued, if any, for the aforementioned proceedings, it does not believe any such loss would have a material impact on Chemours’ consolidated financial position, results of operations or liquidity. With respect to the litigation matters discussed below, management’s estimate of the probability of loss in excess of the amounts accrued, if any, is addressed individually for each matter. In the event that DuPont seeks indemnification for adverse trial rulings or outcomes for any such matter, these indemnification claims could materially adversely affect Chemours’ financial condition. Disputes between Chemours and DuPont may also arise with respect to indemnification matters, including disputes based on matters of law or contract interpretation. If and to the extent these disputes arise, they could materially adversely affect Chemours.
Asbestos
At December 31, 2015, there were approximately 2,212 lawsuits pending against DuPont alleging personal injury from exposure to asbestos. These cases are pending in state and federal court in numerous jurisdictions in the United States and are individually set for trial. Most of the actions were brought by contractors who worked at sites between 1950 and the 1990s. A small number of cases involve similar allegations by DuPont employees. A limited number of the cases were brought by household members of contractors or DuPont employees. Finally, certain lawsuits allege personal injury as a result of exposure to DuPont products. Chemours had an accrual of  $42 and $38 related to this matter at December 31, 2015 and 2014, respectively. Additionally, Chemours had an accrual for $3 for asbestos cases outside the U.S. at December 31, 2015. Chemours reviews this estimate and related assumptions quarterly and annually updates the results of an approximate 20-year projection. Management believes that the likelihood is remote that Chemours would incur losses in excess of the amounts accrued in connection with this matter.
Benzene
In the separation, DuPont assigned its Benzene docket to Chemours. There are 29 pending cases against DuPont alleging benzene-related illnesses. These cases consist of premises matters involving contractors and deceased former employees who claim exposure to benzene while working at DuPont sites primarily in the 1960s through the 1980s, and product liability claims based on alleged exposure to benzene found in trace amounts in aromatic hydrocarbon solvents used to manufacture DuPont products, such as paints, thinners and reducers.
A benzene case (Hood v. DuPont) was tried to a verdict in Texas state court on October 20, 2015. Plaintiffs alleged that Mr. Hood’s Acute Myelogenous Leukemia (AML) was the result of 24 years of occupational exposure to trace benzene found in DuPont automotive paint products and that DuPont negligently failed to warn him that its paints, reducers and thinners contained benzene that could cause cancer or leukemia. The jury found in the Plaintiffs favor awarding $6.9 in compensatory damages and $1.5 in punitive damages. Through DuPont, Chemours will appeal the verdict based upon substantial errors made at the trial court. Management believes that a loss is reasonably possible related to these matters; however, given the evaluation of each Benzene matter is highly fact driven and impacted by disease, exposure and other factors, a range of such losses cannot be reasonably estimated at this time.
PFOA
Prior to the fourth quarter of 2014, Chemours used PFOA (collectively, perfluorooctanoic acids and its salts, including the ammonium salt) as a processing aid to manufacture some fluoropolymer resins at various sites around the world including its Washington Works plant in West Virginia. Chemours had accruals of  $20 and $14 related to the PFOA matters discussed below at December 31, 2015 and 2014, respectively.
The accruals include charges related to DuPont’s obligations under agreements with the U.S. Environmental Protection Agency (EPA) and voluntary commitments to the New Jersey Department of Environmental Protection. These obligations and voluntary commitments include surveying, sampling and testing drinking water in and around certain company sites and offering treatment or an alternative supply of drinking water if tests indicate the presence of PFOA in drinking water at or greater than the national Provisional Health Advisory.
Drinking Water Actions
In August 2001, a class action, captioned Leach v. DuPont, was filed in West Virginia state court alleging that residents living near the Washington Works facility had suffered, or may suffer, deleterious health effects from exposure to PFOA in drinking water.
DuPont and attorneys for the class reached a settlement in 2004 that binds about 80,000 residents. In 2005, DuPont paid the plaintiffs’ attorneys’ fees and expenses of  $23 and made a payment of  $70, which class counsel designated to fund a community health project. Chemours, through DuPont, funded a series of health studies which were completed in October 2012 by an independent science panel of experts (the C8 Science Panel). The studies were conducted in communities exposed to PFOA to evaluate available scientific evidence on whether any probable link exists, as defined in the settlement agreement, between exposure to PFOA and human disease. The C8 Science Panel found probable links, as defined in the settlement agreement, between exposure to PFOA and pregnancy-induced hypertension, including preeclampsia, kidney cancer, testicular cancer, thyroid disease, ulcerative colitis and diagnosed high cholesterol.
In May 2013, a panel of three independent medical doctors released its initial recommendations for screening and diagnostic testing of eligible class members. In September 2014, the medical panel recommended follow-up screening and diagnostic testing three years after initial testing, based on individual results. The medical panel has not communicated its anticipated schedule for completion of its protocol. Through DuPont, Chemours is obligated to fund up to $235 for a medical monitoring program for eligible class members and, in addition, administrative cost associated with the program, including class counsel fees. In January 2012, Chemours, through DuPont, put $1 in an escrow account to fund medical monitoring as required by the settlement agreement. The court-appointed Director of Medical Monitoring has established the program to implement the medical panel’s recommendations and the registration process, as well as eligibility screening, is ongoing. Diagnostic screening and testing has begun and associated payments to service providers are being disbursed from the escrow account. As of December 31, 2015, less than $1 has been disbursed from the escrow account related to medical monitoring.
In addition, under the settlement agreement, DuPont must continue to provide water treatment designed to reduce the level of PFOA in water to six area water districts, including the Little Hocking Water Association (LHWA) and private well users.
Class members may pursue personal injury claims against DuPont only for those human diseases for which the C8 Science Panel determined a probable link exists. At December 31, 2015, there were approximately 3,500 lawsuits filed in various federal and state courts in Ohio and West Virginia. These lawsuits are consolidated in multi-district litigation in Ohio federal court (MDL). Based on the information currently available to the Company, the majority of the lawsuits allege personal injury claims associated with high cholesterol and thyroid disease from exposure to PFOA in drinking water. There are 37 lawsuits alleging wrongful death. In the third quarter of 2014, six plaintiffs from the MDL were selected for individual trial. The first case (Bartlett v. DuPont) was tried to a verdict on October 7, 2015. The Plaintiff alleged that PFOA in drinking water caused her kidney cancer with causes of action for negligence and negligent infliction of emotional distress. The jury found in favor of the Plaintiff awarding $1.1 in damages for negligence and $0.5 for emotional distress. The jury found that DuPont’s conduct did not warrant punitive damages. DuPont Management believes that rulings made before and during the trial resulted in several significant and meritorious grounds for appeal, and an appeal to the Sixth Circuit will be filed. The second case (Wolf v. DuPont) set for trial in March 2016, has been settled for an amount well below the incremental cost of preparing for trial. There are three more trials scheduled in 2016, with the next trial starting in May 2016.
In January 2016, the court announced that starting in April 2017, 40 individual plaintiff trials will be scheduled per year. This multi-year plan pertains only to the cases claiming cancer, which represents approximately 7% of the total number of cases in the MDL. The remaining cases, comprising approximately 93% of the docket, will remain inactive.
Chemours, through DuPont, denies the allegations in these lawsuits and is defending itself vigorously. Except for the Wolf v. DuPont case, no claims have been settled or resolved during the periods presented.
Additional Actions
In addition to general claims of PFOA contamination of drinking water, LHWA brought an action claiming “imminent and substantial endangerment to health and or the environment” under the Resource Conservation and Recovery Act (RCRA). The parties reached a confidential settlement in late November 2015. Final papers were completed in February 2016.
PFOA Summary
While it is probable that the Company will incur costs related to the medical monitoring program discussed above, such costs cannot be reasonably estimated due to uncertainties surrounding the level of participation by eligible class members and the scope of testing. Chemours believes that it is reasonably possible that it could incur losses related to the MDL in Ohio federal court discussed above but such losses cannot be estimated at this time due to the uniqueness of the individual MDL plaintiff’s claims and Chemours’ defenses to those claims, both as to potential liability and damages on an individual claim basis, and numerous unsettled legal issues, among other factors. The trials and appeals of these matters will occur over the course of many years. Significant unfavorable outcomes in a number of cases in the MDL could have a material adverse effect on Chemours’ consolidated financial position, results of operations or liquidity.

(d)
Environmental

Chemours, by virtue of its status as a subsidiary of DuPont prior to the Distribution, is subject to contingencies pursuant to environmental laws and regulations that in the future may require further action to correct the effects on the environment of prior disposal practices or releases of chemical substances by Chemours or other parties. Chemours accrues for environmental remediation activities consistent with the policy set forth in Note 3. Much of this liability results from the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, often referred to as Superfund), RCRA and similar state and global laws. These laws require Chemours to undertake certain investigative, remediation and restoration activities at sites where Chemours conducts or once conducted operations or at sites where Chemours-generated waste was disposed. The accrual also includes estimated costs related to a number of sites identified for which it is probable that environmental remediation will be required, but which are not currently the subject of enforcement activities.
Remediation activities vary substantially in duration and cost from site to site. These activities, and their associated costs, depend on the mix of unique site characteristics, evolving remediation technologies, diverse regulatory agencies and enforcement policies, as well as the presence or absence of other potentially responsible parties. At December 31, 2015, the Consolidated Balance Sheets included a liability of  $290, relating to these matters which, in management’s opinion, is appropriate based on existing facts and circumstances. The average time frame, over which the accrued or presently unrecognized amounts may be paid, based on past history, is estimated to be 15 to 20 years. Therefore, considerable uncertainty exists with respect to environmental remediation costs and, under adverse changes in circumstances, the potential liability may range up to approximately $611 above the amount accrued at December 31, 2015. Except for Pompton Lakes, which is discussed further below, based on existing facts and circumstances, management does not believe that any loss, in excess of amounts accrued, related to remediation activities at any individual site will have a material impact on the financial position, liquidity or results of operations of Chemours.
Pompton Lakes
The environmental remediation accrual at December 31, 2015 includes $87 related to activities at Chemours’ site in Pompton Lakes, New Jersey. Management believes that it is reasonably possible that potential liability for remediation activities at this site could range up to $119 including previously accrued amounts. This could have a material impact on the liquidity of Chemours in the period recognized. During the twentieth century, blasting caps, fuses and related materials were manufactured at Pompton Lakes. Operating activities at the site were ceased in the mid-1990s. Primary contaminants in the soil and sediments are lead and mercury. Ground water contaminants include volatile organic compounds.
Under the authority of the EPA and the New Jersey Department of Environmental Protection, remedial actions at the site are focused on investigating and cleaning up the area. Ground water monitoring at the site is ongoing and Chemours has installed and continues to install vapor mitigation systems at residences within the ground water plume. In addition, Chemours is further assessing ground water conditions. In June 2015, the EPA issued a modification to the site’s RCRA permit that requires Chemours to dredge mercury contamination from a 36 acre area of the lake and remove sediment from two other areas of the lake near the shoreline. Chemours expects to spend about $50 over the next two to three years in connection with remediation activities commencing in mid-2016 at Pompton Lakes, including activities related to the EPA’s proposed plan. These amounts are included in the remediation accrual at December 31, 2015.